HANDS ON VIDEO RELAY SERVICES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 22, 2006

The undersigned hereby constitutes and appoints Ronald E. Obray and Denise E. Obray, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of Hands On Video Relay Services, Inc. (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at 595 Menlo Drive, Rocklin, California 95765-3708 at 9:00 a.m., local time, on February 22, 2006, and at any adjournment or adjournments thereof, upon the following proposal more fully described in the Notice of Special Meeting of Stockholders and Joint Proxy Statement and Prospectus for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to approve the Agreement and Plan or Reorganization, dated as of July 6, 2005, as amended, which provides for the merger of Hands On Video Relay Services, Inc. with a wholly-owned subsidiary of GoAmerica, Inc.

1.
APPROVAL OF THE AGREEMENT AND PLAN OR REORGANIZATION, DATED AS OF JULY 6, 2005, AS AMENDED, WHICH PROVIDES FOR THE MERGER OF HANDS ON VIDEO RELAY SERVICES, INC. WITH A WHOLLY-OWNED SUBSIDIARY OF GOAMERICA, INC.:

FOR [_]      AGAINST [_]     ABSTAIN [_]

2.	In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated: ____________________________________________, 2006

Signature:  ______________________________________

(Signature if held jointly)______________________________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

HANDS ON SIGN LANGUAGE SERVICES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 22, 2006

The undersigned hereby constitutes and appoints Ronald E. Obray and Denise E. Obray, and each of them, his or her true and lawful agent and proxy, with full power of substitution in each, to represent and to vote on behalf of the undersigned, all of the shares of Hands On Sign Language Services, Inc. (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at 595 Menlo Drive, Rocklin, California 95765-3708 at 9:00 a.m., local time, on February 22, 2006, and at any adjournment or adjournments thereof, upon the following proposal more fully described in the Notice of Special Meeting of Stockholders and Joint Proxy Statement and Prospectus for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to approve the Agreement and Plan or Reorganization, dated as of July 6, 2005, as amended, which provides for the merger of Hands On Sign Language Services, Inc. with a wholly-owned subsidiary of GoAmerica, Inc.

1.
APPROVAL OF THE AGREEMENT AND PLAN OR REORGANIZATION, DATED AS OF JULY 6, 2005, AS AMENDED, WHICH PROVIDES FOR THE MERGER OF HANDS ON SIGN LANGUAGE SERVICES, INC. WITH A WHOLLY-OWNED SUBSIDIARY OF GOAMERICA, INC.:

FOR [_]      AGAINST [_]     ABSTAIN [_]

2.	In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

UNLESS OTHERWISE SPECIFIED IN THE SPACES OR SQUARES PROVIDED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated: ____________________________________________, 2006

Signature:  ______________________________________

(Signature if held jointly)______________________________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE